SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                          _________________________
   Date of Report (date of earliest event reported):  January 30, 2008

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

     WISCONSIN                  0-18542                 06-1169935
  (State or Other            (Commission File         (IRS Employer
   Jurisdiction of              Number)                Identification
   Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


Section 7.01 - Regulation FD Disclosure

    On January 31, 2008, Mid-Wisconsin Financial Services, Inc. issued a news release announcing its dividend payable March 14, 2008 to shareholders of record on February 29, 2008. A copy of the news release relating to the dividend is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  January 31, 2008                 By:  JAMES F. WARSAW
                                        James F. Warsaw
                                        President and Chief Executive Officer


                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
99.1               Press release dated January 31, 2008